SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant  [   ]
Filed by a Party other than the Registrant  [ X ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        Investors Mark Series Fund, Inc.
------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                        Blazzard, Grodd & Hasenauer, P.C.
------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[    ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

         ---------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

         ---------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

         ---------------------------------------------------------------

     4)  Proposed maximum aggregate value of transaction:

         ---------------------------------------------------------------

     5)  Total fee paid:

         ---------------------------------------------------------------


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

         ---------------------------------------------------------------

     2)  Form, Schedule or Registration Statement No.:

        ---------------------------------------------------------------

     3)  Filing Party:

         ---------------------------------------------------------------

     4)  Date Filed:
       ---------------------------------------------------------------





                          INVESTORS MARK SERIES FUND, INC.



                       Intermediate Fixed Income Portfolio
                            Mid Cap Equity Portfolio
                             Money Market Portfolio
                          Global Fixed Income Portfolio
                           Large Cap Growth Portfolio
                           Small Cap Equity Portfolio


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 28, 2001


NOTICE IS HEREBY GIVEN that a Special Meeting (the "Meeting") of shareholders ("Shareholders") of Investors Mark Series Fund, Inc., a corporation organized under the laws of the State of Maryland (the "Fund"), will be held at the offices of Business Men's Assurance Company of America, 700 Karnes Boulevard, Kansas City, Missouri 64108, on September 28, 2001, at 10:00 a.m., local time, to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting or any adjournments thereof:


1.a. INTERMEDIATE FIXED INCOME PORTFOLIO, MID CAP EQUITY PORTFOLIO AND MONEY
     MARKET PORTFOLIO:

     To approve or disapprove a proposed new Sub-Advisory Agreement among Standish Mellon Asset Management Company LLC (formerly, Standish, Ayer & Wood, Inc.), Investors Mark Advisors, LLC and Investors Mark Series Fund, Inc.

1.b. GLOBAL FIXED INCOME PORTFOLIO:

     To approve or disapprove a proposed new Sub-Advisory Agreement among Standish International Management Company, LLC, Investors Mark Advisors, LLC and Investors Mark Series Fund, Inc.

2.   LARGE CAP GROWTH PORTFOLIO AND SMALL CAP EQUITY PORTFOLIO:

     To approve or disapprove a proposed new Sub-Advisory Agreement among Stein Roe & Farnham Incorporated, Investors Mark Advisors, LLC and Investors Mark Series Fund, Inc.

3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

Only Shareholders of record at the close of business on July 31, 2001, the record date for this Meeting, shall be entitled to notice of, and to vote at, the Meeting or any adjournments thereof.


                             YOUR VOTE IS IMPORTANT.
              PLEASE RETURN YOUR VOTING INSTRUCTION FORM PROMPTLY.

                                       By Order of the Board of Directors,



                                       MARTIN A. CRAMER
                                       Secretary



August __, 2001
Kansas City, Missouri



                         INVESTORS MARK SERIES FUND, INC.


                       Intermediate Fixed Income Portfolio
                            Mid Cap Equity Portfolio
                             Money Market Portfolio
                          Global Fixed Income Portfolio
                           Large Cap Growth Portfolio
                           Small Cap Equity Portfolio

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 28, 2001


The enclosed proxy is being solicited by and on behalf of the Board of Directors (the "Directors" or "Board") of Investors Mark Series Fund, Inc., a Maryland corporation ("Fund"), which consists of separate portfolios. This proxy is for use at a Special Meeting ("Meeting") of shareholders ("Shareholders") of the Intermediate Fixed Income Portfolio, Mid Cap Equity Portfolio, Money Market Portfolio, Global Fixed Income Portfolio, Large Cap Growth Portfolio and Small Cap Equity Portfolio (collectively, the "Portfolios") to be held at the offices of Business Men's Assurance Company of America, 700 Karnes Boulevard, Kansas City, Missouri 64108, on September 28, 2001, at 10:00 a.m., local time, or any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the "Notice").

The Notice, this Proxy Statement, and the accompanying voting instructions form(s) were first mailed to variable contract owners on or about August 24, 2001.

The Directors have fixed the close of business on July 31, 2001 as the record date (the "Record Date") for the determination of holders of shares of beneficial interest ("Shares") of the Fund entitled to vote at the Meeting. Shareholders on the Record Date will be entitled to one vote for each full Share held and to a proportionate fractional vote for each fractional Share.

As of the Record Date, there were 353,861.839 Shares of the Intermediate Fixed Income Portfolio, 304,671.318 Shares of the Mid Cap Equity Portfolio, 541,164.69 Shares of the Money Market Portfolio, 689,451.121 Shares of the Global Fixed Income Portfolio, 407,333.20 Shares of the Large Cap Growth Portfolio and 456,649.832 Shares of the Small Cap Equity Portfolio outstanding. See page ___ for information concerning the substantial Shareholders of the Shares of the Fund.

The cost of preparing, printing and mailing the Notice, Proxy Statement and accompanying voting instructions form, and all other costs in connection with the solicitation of proxies will be paid by _________________ or an affiliate thereof. In addition to the mailing of these proxy materials, proxies may be solicited by letter, telephone or electronic means such as e-mail, or in person by an officer of the Fund, by officers or employees of Investors Mark Advisors, LLC ("Adviser") or officers, agents or employees of Business Men's Assurance Company of America, Inc.

THE FUND'S ANNUAL REPORT TO SHAREHOLDERS, WHICH INCLUDES AUDITED FINANCIAL STATEMENTS OF THE FUND AS OF DECEMBER 31, 2000, AND THE FUND'S SEMI-ANNUAL REPORT TO SHAREHOLDERS FOR THE PERIOD ENDED JUNE 30, 2001, MAY BE OBTAINED WITHOUT CHARGE BY CALLING 1-888-262-8131 OR BY WRITING TO THE FUND AT THE FOLLOWING ADDRESS: BMA Service Center, 9735 Landmark Parkway Drive, St. Louis, Missouri 63127-1690.



                                     VOTING

The Bylaws of Investors Mark Series Fund, Inc. provide that the holders of one third of the shares of stock of the corporation, represented in person or by proxy, shall be necessary and sufficient to constitute a quorum.

At any meeting of Shareholders, any holder of Shares entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Fund as the Secretary may direct, for the verification prior to the time at which such vote shall be taken. Pursuant to a resolution of a majority of the Directors, proxies may be solicited in the name of one or more Directors or one or more of the officers of the Fund. Only Shareholders of record shall be entitled to vote and each full Share shall be entitled to one vote and fractional Shares shall be entitled to fractional votes. When any Share is held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Share, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Share. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. If the holder of any such Share is a minor or a person of unsound mind, and subject to guardianship or to the legal control of any other person as regards to the charge or management of such Share, he may vote by his guardian or such other person appointed or having such control, and such vote may be given in person or by proxy.

The voting requirement for passage of a particular proposal depends on the nature of the particular proposal. With respect to Proposals 1.a., 1.b. and 2, a vote of the "majority of the outstanding voting securities" of the Portfolio, which shall mean the lesser of (i) 67% or more of the Shares of the Portfolio entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding Shares of the Portfolio are present in person or represented by proxy, or (ii) more than 50% of the outstanding Shares of the Portfolio, is necessary to approve the Proposal.

The Fund was established to be used exclusively as the underlying investment for certain variable life insurance and variable annuity contracts ("Variable Contracts") offered by certain participating life insurance companies through their separate accounts. Shares of each Portfolio are owned by Business Men's Assurance Company of America ("BMA") and its affiliates and by Fidelity Security Life Insurance Company (collectively, the "Insurance Companies"). Pursuant to current interpretations of the Investment Company Act of 1940, as amended (the "1940 Act"), the Insurance Companies will solicit voting instructions from owners of Variable Contracts with respect to matters to be acted upon at the Meeting. All Shares of the Portfolios will be voted by the Insurance Companies in accordance with voting instructions received from such Variable Contract owners. The Insurance Companies will vote all of the Shares which they are entitled to vote in the same proportion as the voting instructions given by Variable Contract owners, on the issues presented, including Shares which are attributable to the Insurance Companies' interests in the Fund.

The Board of Directors has fixed the close of business on September 25, 2001 as the last day on which voting instructions will be accepted.

Any authorized voting instructions will be valid for any adjournment of the Meeting. If the management of the Fund receives an insufficient number of votes to approve the proposal, the Meeting may be adjourned to permit the solicitation of additional votes. Those persons named as proxies in the voting instructions have the discretion to vote for any such adjournment. The approval of the proposal depends upon whether a sufficient number of votes is cast for the proposal. Accordingly, an instruction to abstain from voting on any proposal has the same practical effect as an instruction to vote against the proposal.

Any person giving voting instructions may revoke them at any time prior to exercising them by submitting to the Secretary of the Fund a superseding voting instructions form or written notice of revocation. Only the Variable Contract owner executing the voting instructions form can revoke it. The Insurance Companies will vote the Shares of the Portfolios in accordance with all properly executed and unrevoked voting instructions of Variable Contract owners.

THIS PROXY IS SOLICITED BY THE DIRECTORS.

THE DIRECTORS RECOMMEND THAT YOU CAST YOUR VOTE FOR THE NEW SUB-ADVISORY AGREEMENTS DESCRIBED IN PROPOSALS 1.a., 1.b. AND 2.

The Fund knows of no business other than that described in Proposals 1.a., 1.b. and 2 of the Notice, which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named as proxies to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve the Proposals are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.


                               PROXY SUMMARY TABLE

The proposals are to be voted on by Shareholders of the Portfolios as follows:

PROPOSAL                                PORTFOLIOS TO WHICH PROPOSAL APPLIES


1.a. Approval of a proposed new         INTERMEDIATE FIXED INCOME PORTFOLIO
     Sub-Advisory Agreement among       MID CAP EQUITY PORTFOLIO
     Standish Mellon Asset Management   MONEY MARKET PORTFOLIO
     Company LLC (formerly, Standish,
     Ayer & Wood, Inc.), Investors
     Mark Advisors, LLC and Investors
     Mark Series Fund, Inc.


1.b. Approval of a proposed new         GLOBAL FIXED INCOME PORTFOLIO
     Sub-Advisory Agreement among
     Standish International Management
     Company, LLC, Investors Mark
     Advisors, LLC and Investors
     Mark Series Fund, Inc.

2.   Approval of a proposed new             LARGE CAP GROWTH PORTFOLIO
     Sub-Advisory Agreement among           SMALL CAP EQUITY PORTFOLIO
     Stein Roe & Farnham Incorporated,
     Investors Mark Advisors, LLC and
     Investors Mark Series Fund, Inc.

INTRODUCTION. Investors Mark Advisors, LLC serves as investment adviser (the "Adviser") to the Fund pursuant to the Investment Advisory Agreement (the "Advisory Agreement") between the Adviser and the Fund effective as of July 15, 1997. The Adviser's address is 700 Karnes Boulevard, Kansas City, Missouri 64108. Under the Advisory Agreement, the Adviser may delegate certain of its duties to a sub-adviser or sub-advisers. The Advisory Agreement further provides that the Adviser is solely responsible for payment of any fees or other charges arising from such delegation.

The principal underwriter for the Fund is Jones & Babson, Inc., 700 Karnes Boulevard, Kansas City, Missouri 64108. Personnel of Jones & Babson, Inc. provide the Adviser with experienced professional fund administration and portfolio accounting under a services agreement between the Adviser and Jones & Babson, Inc.

PROPOSAL 1.a.: (TO BE VOTED ON BY SHAREHOLDERS OF THE INTERMEDIATE FIXED
               INCOME PORTFOLIO, MID CAP EQUITY PORTFOLIO AND MONEY MARKET PORTFOLIO ONLY):


     To approve or disapprove a proposed new Sub-Advisory Agreement among Standish Mellon Asset Management Company LLC (formerly, Standish, Ayer & Wood, Inc.), Investors Mark Advisors, LLC and Investors Mark Series Fund, Inc.

PROPOSAL 1.b.: (TO BE VOTED ON BY SHAREHOLDERS OF THE GLOBAL FIXED INCOME
               PORTFOLIO ONLY):


     To approve or disapprove a proposed new Sub-Advisory Agreement among Standish International Management Company, LLC, Investors Mark Advisors, LLC and Investors Mark Series Fund, Inc.


  INFORMATION REGARDING THE PROPOSED NEW SUB-ADVISORY AGREEMENTS WITH STANDISH MELLON ASSET MANAGEMENT COMPANY LLC (FORMERLY, STANDISH, AYER & WOOD, INC.) AND
                 STANDISH INTERNATIONAL MANAGEMENT COMPANY, LLC

Standish, Ayer & Wood, Inc. ("Standish") has been the sub-adviser of the Intermediate Fixed Income Portfolio, Mid Cap Equity Portfolio and Money Market Portfolio since their inception. The current Sub-Advisory Agreement was approved by Jones & Babson, Inc., by vote of its "seed money" on November 6, 1997. The Sub-Advisory Agreement was last approved by the Board, including a majority of the Directors who are not parties to the Sub-Advisory Agreement or interested persons of any such party ("Independent Directors"), at a meeting held on October 24, 2000.

Standish is a Massachusetts corporation incorporated in 1933 and is a registered investment adviser under the Investment Advisers Act of 1940. Standish provides fully discretionary management services and counseling and advisory services to a broad range of clients throughout the United States and abroad. As of May 31, 2001, Standish managed approximately $43 billion of assets. Standish is the direct parent of three subsidiaries, Standish International Management Company, LLC, Standish Fund Distributors, L.P. and Standish Investments, Inc. Standish is a wholly-owned subsidiary of SAW Trust, a Massachusetts business trust. SAW Trust is owned by 37 shareholders, all of whom are employees, officers and directors of Standish. The principal executive offices of SAW Trust are at One Financial Center, Boston, Massachusetts 02111.

Under the terms of the Sub-Advisory Agreement, the Adviser is obligated to pay the Sub-Advisers, as full compensation for services rendered under the Sub-Advisory Agreement with respect to each Portfolio, monthly fees based on the average daily net assets of each Portfolio. Standish received the indicated aggregate sub-advisory fees from the Adviser during the last fiscal year:

                                                   Aggregate
Portfolio                     Fee Rate          Sub-Advisory Fees   Fiscal Year End
-------------              -------------        -----------------   ----------------
Intermediate Fixed Income   .20% of average       $ 5,339.33         December 31, 2000
                            daily net assets


Mid Cap Equity              .35% of average       $10,968.95         December 31, 2000
                            daily net assets



Money Market                .15% of average       $2,785.18          December 31, 2000
                            daily net assets


Information about Standish Mellon Asset Management Company, LLC ("Standish-Mellon"), its principal executive officer and directors and fees charged to Standish's other investment company clients is presented in Appendix D.

Proposal 1.a. is the approval of a new Sub-Advisory Agreement ("New Sub-Advisory Agreement") among Standish-Mellon, the Adviser and Investors Mark Series Fund, Inc. As explained below, the proposed New Sub-Advisory Agreement is identical (except for the dates of execution and termination) to the Sub-Advisory Agreements currently in effect for the Portfolios ("Current Sub-Advisory Agreements").

Standish   International   Management  Company,   LLC  ("SIMCO")  has  been  the
sub-adviser of the Global Fixed Income Portfolio since its inception.

SIMCO is a Delaware limited liability company (LLC) organized in 1991 and is a registered investment adviser under the Investment Advisers Act of 1940. SIMCO is a wholly-owned subsidiary of Standish, Ayer & Wood, Inc. Standish is SIMCO's sole LLC member. The current Sub-Advisory Agreement was approved by Jones & Babson, Inc., by vote of its "seed money" on November 6, 1997. The Sub-Advisory Agreement was last approved by the Board, including a majority of the Independent Directors, at a meeting held on October 24, 2000.

Under the terms of the Sub-Advisory Agreement, the Adviser is obligated to pay the Sub-Adviser, as full compensation for services rendered under the Sub-Advisory Agreement with respect to Global Fixed Income Portfolio, monthly fees based on the average daily net assets of the Portfolio. SIMCO received the indicated aggregate sub-advisory fees from the Adviser during the last fiscal year:

                                                   Aggregate
Portfolio                     Fee Rate          Sub-Advisory Fees   Fiscal Year End
-------------              -------------        -----------------   ----------------
Global Fixed Income         .35% of average       $____________      December 31, 2000
                            daily net assets


Information about SIMCO, its principal executive officer and directors and fees charged to SIMCO's other investment company clients is presented in Appendix E.


Proposal 1.b. is the approval of a new Sub-Advisory Agreement ("New Sub-Advisory Agreement") among SIMCO, the Adviser and Investors Mark Series Fund, Inc. As explained below, the proposed New Sub-Advisory Agreement is identical (except for the execution and termination dates) to the Sub-Advisory Agreement currently in effect for the Portfolio ("Current Sub-Advisory Agreement").

The reason the Directors are proposing the New Sub-Advisory Agreements for the Portfolios is that the Current Sub-Advisory Agreements have terminated upon the acquisition of Standish by Mellon Financial Corporation which occurred by means of the merger of Standish into a newly-formed wholly-owned subsidiary of Mellon Financial Corporation. This transaction closed on July 31, 2001. The Investment Company Act of 1940 (the "Investment Company Act"), provides generally that the advisory agreements of mutual funds, including sub-advisory agreements such as the Current Sub-Advisory Agreements, automatically terminate when the investment adviser (including sub-advisers such as the Sub-Adviser) or its parent company undergo a significant change of ownership. The Directors have carefully considered the matter, and have concluded that it is appropriate to enter into the New Sub-Advisory Agreement for the Portfolios, so that the Sub-Adviser can continue to manage the Portfolios on the same terms as are now in effect, following the acquisition of Standish by Mellon Financial Corporation. On July 31, 2001, the Adviser and Standish-Mellon entered into an Interim Sub-Advisory Agreement with the Fund with respect to the Intermediate Fixed Income Portfolio, Mid Cap Equity Portfolio and Money Market Portfolio. This Agreement, which was approved by the Board of Directors, including a majority of the Independent Directors, at a meeting of the Board held on July 24, 2001, is substantially similar to the Current Sub-Advisory Agreement, except that it contains certain escrow and termination provisions pursuant to Rule 15a-4 under the Investment Company Act. Pursuant to Rule 15a-4, the Interim Sub-Advisory Agreement went into effect on July 31 without shareholder approval and may continue for a period of up to 150 days from the date of its execution. If shareholders approve the New Sub-Advisory Agreement, it will replace the Interim Sub-Advisory Agreement. The terms of the Interim Sub-Advisory Agreement to receive sub-advisory fees, provided that such fees are held in escrow pending shareholder approval of the New Sub-Advisory Agreement. In the same manner, on July 31, 2001, the Adviser and SIMCO entered into an Interim Sub-Advisory Agreement with the Fund with respect to the Global Fixed Income Portfolio.

This Agreement was approved by the Board of Directors in the same manner as the Standish-Mellon Interim Sub-Advisory Agreement and will operate in the same way as the Standish-Mellon Interim Sub-Advisory Agreement described above.

SAW Trust and its shareholders have entered into a reorganization agreement with Mellon Financial Corporation ("Mellon"), dated April 25, 2001 (the "Reorganization Agreement"), pursuant to which Standish would merge into a newly-formed, wholly-owned subsidiary of Mellon. Upon the closing of the Transaction, this wholly-owned subsidiary of Mellon will be named Standish Mellon Asset Management Company LLC ("Standish-Mellon"). This newly-created subsidiary will be registered with the SEC as an investment adviser under the Advisers Act and will remain at its current address.

Mellon Financial Corporation ("Mellon") is a global financial services company and one of the world's leading providers of asset management, trust, custody and benefits consulting services and offers a comprehensive array of banking services for individuals and corporations. Mellon has $2.8 trillion in assets under management, administration or custody, including $520 billion under management as of May 31, 2001. Mellon is the parent company of several U.S. registered investment advisers which manage mutual funds, private investment funds and separate accounts and a United Kingdom based investment adviser which manages several offshore funds, U.K. unit investment trusts and private client assets. Mellon currently employs over 2,600 people in New England and several of the U.S. registered investment advisers owned by Mellon are headquartered in Boston.

Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. The principal executive officers of Mellon are at One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.

The Transaction closed on July 31, 2001. Standish-Mellon operates as a wholly-owned subsidiary of Mellon, and SIMCO is a direct wholly-owned subsidiary of Standish-Mellon.

Under the Investment Company Act, a Sub-Adviser cannot enter into a New Sub-Advisory Agreement with respect to a Portfolio unless the shareholders of that Portfolio vote to approve the New Sub-Advisory Agreement. The Meeting is being held to seek shareholder approval of the New Sub-Advisory Agreement. No change in the sub-advisory fee rate paid by the Adviser to the Sub-Adviser with respect to the Portfolios is being proposed.

The Directors recommend that the shareholders of each Portfolio vote to approve the New Sub-Advisory Agreements for the Portfolio.

Description of the New Sub-Advisory Agreements

The New Sub-Advisory Agreements for the Portfolios are identical to the Current Sub-Advisory Agreements for the Portfolios, except for the dates. The form of the proposed New Sub-Advisory Agreements, attached as Appendix A and Appendix B, respectively, to this Proxy Statement, are marked to indicated changes from the Current Sub-Advisory Agreements.

The New Sub-Advisory Agreements essentially provides that the Sub-Advisers, under the Directors' and the Adviser's supervision, will (1) decide what securities to buy and sell for the Portfolios, (2) select brokers and dealers to carry out portfolio transactions for the Portfolios and (3) provide officers, office space and certain administrative services to the Portfolios.

The New Sub-Advisory Agreements provide that each will continue in effect for an initial period of two years. After that, each will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Directors or by vote of a majority of the outstanding voting securities of each Portfolio, and (ii) by vote of a majority of the Independent Directors.

Each New Sub-Advisory Agreement may be terminated without penalty by the Adviser or by the Fund by giving sixty (60) days' written notice of such termination to the Sub-Adviser at its principal place of business, provided that such termination is approved by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the Investment Company Act) of the Portfolio. Each New Sub-Advisory Agreement may be terminated at any time by the Sub-Adviser by giving 60 days' written notice of such termination to the Adviser. Each Sub-Advisory Agreement terminates automatically in the event of the termination of the Advisory Agreement. Each Sub-Advisory Agreement terminates automatically in the event of its "assignment" as defined in the Investment Company Act. The Investment Company Act defines "assignment" to include, in general, transactions in which a significant change in the ownership of an investment adviser, including a sub-adviser such as the Sub-Adviser, or its parent company occur (such as the acquisition of Standish by Mellon).

Each New Sub-Advisory Agreement provides that the Sub-Adviser will not be liable to the Portfolios or its shareholders, except for liability arising from the Sub-Adviser's willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties.


PROPOSAL 2. (TO BE VOTED ON BY THE SHAREHOLDERS OF THE LARGE CAP GROWTH
             PORTFOLIO AND THE SMALL CAP EQUITY PORTFOLIO ONLY):


     To approve or disapprove a proposed new Sub-Advisory Agreement among Stein Roe & Farnham Incorporated, Investors Mark Advisors, LLC and Investors Mark Series Fund, Inc.

    INFORMATION REGARDING THE PROPOSED NEW SUB-ADVISORY AGREEMENT WITH STEIN
                           ROE & FARNHAM INCORPORATED

Stein Roe & Farnham Incorporated ("Stein Roe"), has been the sub-adviser of the Large Cap Growth Portfolio and the Small Cap Equity Portfolio since their inception. The current Sub-Advisory Agreement was approved by Jones & Babson, Inc., by vote of its "seed money" on November 6, 1997. The Sub-Advisory Agreement was last approved by the Board, including a majority of the Independent Directors at a meeting held on October 24, 2000.

Stein Roe is registered as an investment adviser under the Investment Advisers Act of 1940. Stein Roe was organized in 1986 to succeed to the business of Stein Roe & Farnham, a partnership that had advised and managed mutual funds since 1949. Stein Roe is a wholly-owned subsidiary of Liberty Funds Group LLC, which in turn is a direct wholly-owned subsidiary of Liberty Financial Companies, Inc. As of May 31, 2001, Stein Roe managed over $23 billion in assets. Stein Roe currently serves as investment adviser or sub-adviser for 38 open-end and 3 closed-end management investment company portfolios. The principal executive offices of Liberty Financial Services, Inc. are located at 600 Atlantic Avenue, 24th Floor, Boston, MA 02210, and the principal executive offices of Liberty Funds Group LLC are located at One Financial Center, Boston, MA 02111.

Under the terms of the Sub-Advisory Agreement, the Adviser is obligated to pay the Sub-Adviser, as full compensation for services rendered under the Sub-Advisory Agreement with respect to each Portfolio, monthly fees based on the average daily net assets of each Portfolio. Stein Roe received the indicated aggregate sub-advisory fees from the Adviser during the last fiscal year:

                                                   Aggregate
Portfolio                     Fee Rate          Sub-Advisory Fees   Fiscal Year End
-------------              -------------        -----------------   ----------------
Large Cap Growth            .45% of average       $ 27,455.66       December 31, 2000
                            daily net assets

Small Cap Equity            .55% of average       $ 22,631.82       December 31, 2000
                            daily net assets


Information about Stein Roe, its principal executive officer and directors and fees charged to Stein Roe's other investment company clients is presented in Appendix F.

Proposal 2. is the approval of a proposed new Sub-Advisory Agreement among Stein Roe & Farnham Incorporated, Investors Mark Advisors, LLC and Investors Mark Series Fund, Inc.

The reason the Directors are proposing the New Sub-Advisory Agreement for the Portfolios is that the Current Sub-Advisory Agreement will terminate when Liberty Financial sells Stein Roe to Fleet National Bank. The Investment Company Act provides generally that the advisory agreements of mutual funds, including a sub-advisory agreement such as the Current Sub-Advisory Agreement, automatically terminate when the investment adviser (including sub-advisers such as the Sub-Adviser) or its parent company undergo a significant change of ownership. The Directors have carefully considered the matter, and have concluded that it is appropriate to enter into the New Sub-Advisory Agreement for the Portfolios, so that the Sub-Adviser can continue to manage the Portfolios on the same terms as are now in effect, following the acquisition of Liberty Financial by Fleet.

On June 4, 2001, Liberty Financial Companies, Inc. ("LFC") announced that it had entered into a Stock Purchase Agreement ("Purchase Agreement") with Fleet National Bank ("Fleet"), a national banking association. Under the Purchase Agreement, Fleet would acquire Liberty Financial's subsidiaries that operate its asset management business ("Asset Management Segment"). Fleet is an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. Under the Purchase Agreement, Fleet would acquire the Asset Management Segment for a purchase price of $900 million, plus the assumption of approximately $110 million in debt. This price may be adjusted:

o upward or downward based on increases or decreases in the amount of portfolios managed by the subsidiaries that make up the Asset Management Segment (excluding the effects of market action) from December 31, 2000 until a date prior to the closing as the result of purchases of and exchanges into and withdrawals from and exchanges out of those portfolios. The maximum purchase price adjustment under this provision would be $180 million;

o upward or downward based on increases or decreases in the tangible net worth of the Asset Management Segment from April 1, 2001 through a date prior to the closing;

o downward based on decreases of more than 20% (excluding the effects of sales and redemptions) in the market values of the assets under management of the Asset Management Segment between March 31, 2001 and a date prior to the closing;

o upward or downward based on the estimated value of amounts owing to or by LFC at the time of closing in respect of taxes with respect to the income of the Asset Management Segment and the settlement of certain inter-company accounts, agreements and arrangements between LFC and the subsidiaries that make up the Asset Management Segment.

Fleet and its affiliates offer a comprehensive array of financial solutions to approximately 20 million customers in more than 20 countries. Their key lines of business include consumer and investment services, corporate and global banking and capital markets.

The acquisition by Fleet will occur only if various conditions are satisfied (or waived by the parties, if permitted by law). Those conditions include, among others, the receipt of certain government approvals, approval or consent from investment advisory clients, affiliated sub-advisers and other LFC affiliates (including mutual fund clients) which represent a specified percentage of LFC's total assets under management as of March 31, 2001, the avoidance of a certain level of net redemptions from portfolios managed by the advisers and certain of their affiliates that make up the Asset Management Segment and approval of the acquisition by the requisite vote of the shareholders of LFC. LFC currently expects that the acquisition will occur during the latter part of 2001, but the acquisition could be delayed.

If the acquisition does not occur, the New Sub-Advisory Agreement would not be needed because the automatic termination of the Current Sub-Advisory Agreement would not occur.

Under the Investment Company Act, a Sub-Adviser cannot enter into a New Sub-Advisory Agreement with respect to a Portfolio unless the shareholders of that Portfolio vote to approve the New Sub-Advisory Agreement. The Meeting is being held to seek shareholder approval of the New Sub-Advisory Agreement. No change in the sub-advisory fee rate paid by the Adviser to the Sub-Adviser with respect to the Portfolios is being proposed.

Description of the New Sub-Advisory Agreement

The New Sub-Advisory Agreement for the Portfolios is identical to the Current Sub-Advisory Agreement for the Portfolios, except that the date of the New Sub-Advisory Agreements will be the date that Stein Roe is acquired. The form of the proposed New Sub-Advisory Agreement, attached as Appendix C to this Proxy Statement, is marked to indicated changes from the Current Sub-Advisory Agreement.

The New Sub-Advisory Agreement essentially provides that the Sub-Adviser, under the Directors' and the Adviser's supervision, will (1) decide what securities to buy and sell for the Portfolios, (2) select brokers and dealers to carry out portfolio transactions for the Portfolios and (3) provide officers, office space and certain administrative services to the Portfolios.

The New Sub-Advisory Agreement provides that it will continue in effect for an initial period of two years (beginning on the date Stein Roe is acquired). After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Directors or by vote of a majority of the outstanding voting securities of each Portfolio, and (ii) by vote of a majority of the Independent Directors.

The New Sub-Advisory Agreement may be terminated without penalty by the Adviser or by the Fund by giving sixty (60) days' written notice of such termination to the Sub-Adviser at its principal place of business, provided that such termination is approved by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the Investment Company Act) of the Portfolio. The New Sub-Advisory Agreement may be terminated at any time by the Sub-Adviser by giving 60 days' written notice of such termination to the Adviser. The Sub-Advisory Agreement terminates automatically in the event of the termination of the Advisory Agreement. The Sub-Advisory Agreement terminates automatically in the event of its "assignment" as defined in the Investment Company Act. The Investment Company Act defines "assignment" to include, in general, transactions in which a significant change in the ownership of an investment adviser, including a sub-adviser such as the Sub-Adviser, or its parent company occur (such as the acquisition of Stein Roe by Fleet).

The New Sub-Advisory Agreement provides that the Sub-Adviser will not be liable to the Portfolios or its shareholders, except for liability arising from the Sub-Adviser's willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties.

The Directors recommend that the shareholders of each Portfolio vote to approve the New Sub-Advisory Agreement for the Portfolios.


Basis for the Directors' Recommendations

The Directors determined at a meeting held on July 24, 2001, to recommend that each Portfolio's shareholders vote to approve the New Sub-Advisory Agreements for the Portfolio.

In coming to this recommendation, the Directors considered a wide range of information of the type they regularly consider when determining whether to continue the Portfolio's sub-advisory agreement as in effect from year to year. The Directors considered information about, among other things:

o the Sub-Advisers and their respective personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources and investment process;

o    the terms of the New Sub-Advisory Agreements;

o the scope and quality of the services that the Sub-Advisers have been providing to the Fund;

o the investment performance of each Portfolio and of similar funds managed by other advisors;

o the advisory fee rates payable by the Adviser to certain Sub-Advisers with respect to the Portfolios, and by other funds and client accounts managed by the Sub-Advisers, and payable by similar funds managed by other advisors (Appendix __to this Proxy Statement contains information comparing each Portfolio's sub-advisory fee schedule for other funds managed by the Sub-Advisers that have investment objectives similar to the particular Portfolios;

o the total expense ratios of the Portfolios and of similar funds managed by other advisors.


In addition to reviewing these kinds of information, which the Directors regularly consider on an annual or more frequent basis, the Directors gave particular consideration to matters relating to the possible effects on the Sub-Advisers and the Portfolios of the acquisitions described above. Among other things, the Directors considered:

o the stated intention of Fleet not to make immediate changes to the investment management services provided by the Sub-Adviser and to collaborate with the Sub-Adviser, in consultation with the Board of the Fund to develop and implement a strategy for integrating the investment management businesses of the Sub-Adviser with Fleet's investment management business;

o certain actions taken by LFC and the Sub-Adviser and its affiliates to help retain and incent their key personnel.

o the general reputation and the financial resources of Fleet and its parent organization;

o the potential benefits of scale from combining the asset management businesses of Fleet and LFC, including the ability to attract and retain key personnel and enhance technology and customer service;

o    the stated intention of Fleet of providing investment  professionals of the
     Sub-Adviser   with  access  to  greater   resources  as  a  result  of  the
     acquisition.

In evaluating the proposed New Sub-Advisory Agreements at the meeting held in person on July 24, 2001, the Board reviewed materials furnished by Standish and Mellon, including information regarding Mellon, its affiliates and its personnel, operations and financial condition. The Board also reviewed the terms of the transaction and its possible effects on the Fund. Representatives of Standish discussed with the Directors the anticipated effects of the transaction and indicated their belief that as a consequence of the transaction, the operations of the Portfolios and the capabilities of Standish-Mellon and SIMCO to provide sub-advisory services to the Portfolios would not be adversely affected and should be enhanced by the resources of Mellon, although there could be no assurance as to any particular benefits that may result.

The Directors also specifically considered the following as relevant to their recommendations: (1) the favorable history, reputation, qualification and background of Standish (including SIMCO) and Mellon, as well as the qualifications of their personnel and their respective financial conditions; (2) the possibility of benefits that may be realized by the Portfolios as a result of Standish-Mellon's affiliation with Mellon, including resources of Mellon that would be available to Standish-Mellon; (3) assurances from Mellon that Mellon does not intend to make any material changes to Standish-Mellon's financial, human and other resources that would impact adversely Standish-Mellon's ability to provide the same quality of sub-advisory services that Standish has provided in the past; (4) the terms of the transaction that ensure continuity of management of the Portfolios; (5) the terms of the New Sub-Advisory Agreement, which are substantially identical to those of the existing sub-advisory agreements, except for different execution dates, effective dates, and termination dates and certain immaterial changes; and (6) other factors deemed relevant by the Directors.

In addition, the Directors considered that the agreement relating to the acquisition of Standish and SIMCO by Mellon and the agreement relating to the acquisition of Stein Roe by Fleet provide that Standish, SIMCO, Stein Roe and their respective immediate parent company will (subject to certain qualifications) use their reasonable best efforts to assure compliance with
Section 15(f) of the Investment Company Act. Section 15(f) provides that a mutual fund investment adviser (including a sub-adviser such as the Sub-Advisers) or its affiliates can receive benefit or compensation in connection with a change of control of the investment adviser (such as Mellon's acquisition of Standish and SIMCO and Fleet's acquisition of the Sub-Adviser's parent, LFC) if two conditions are satisfied. First, for three years after the change of control, at least 75% of the members of the board of any registered investment company advised by the Sub-Adviser must consist of persons who are not "interested persons," as defined in the Investment Company Act, of the Sub-Adviser. No changes in the current composition of the Directors are required to satisfy this condition. Second, no "unfair burden" may be imposed on any such registered investment company as a result of the change of control transaction or any express or implied terms, conditions or understandings applicable to the transaction. "Unfair burden" means any arrangement, during the two years after the transaction, by which the investment adviser or any "interested person" of the adviser receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company.

After carefully considering the information summarized above, the Directors, including the Independent Directors, unanimously voted to approve the New Sub-Advisory Agreements for the Portfolios and to recommend that the respective Portfolio's shareholders vote to approve the New Sub-Advisory Agreement for the Portfolio.


Certain Brokerage Matters

Transactions on U.S. stock exchanges, commodities markets, futures markets and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. It is anticipated that most purchases and sales of securities by Portfolios investing primarily in certain fixed-income securities will be with the issuer or with underwriters of or dealers in those securities, acting as principal. There may be customary mark-ups on such principal transactions. Accordingly, those Portfolios would not ordinarily pay significant brokerage commissions with respect to securities transactions.

It is currently intended that the Sub-Advisers will place all orders for the purchase and sale of portfolio securities for the Fund and buy and sell securities for the Fund through a substantial number of brokers and dealers. In so doing, the Sub-Advisers will use their best efforts to obtain for the Fund the best price and execution available. In seeking the best price and execution, the Sub- Advisers, having in mind the Fund's best interests, will consider all factors they deem relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking best execution and such other policies as the Board of Directors may determine, the Sub-Advisers may also consider sales of Fund shares or VA Contracts and VLI
Policies as a factor in the selection of dealers to execute portfolio transactions for the Fund.

A Sub-Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Sub-Adviser where in, the judgment of the Sub-Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified brokers.

Pursuant to the rules of the SEC, a broker-dealer that is an affiliate of the Sub-Adviser or, if it is also a broker-dealer, the Sub-Adviser may receive and retain compensation for effecting portfolio transactions for a Portfolio on a national securities exchange of which the broker-dealer is a member if the transaction is "executed" on the floor of the exchange by another broker which is not an "associated person" of the affiliated broker-dealer or the Sub-Adviser and if there is in effect a written contract between the Sub-Adviser and the Fund expressly permitting the affiliated broker-dealer or Sub-Adviser to receive and retain such compensation.

SEC rules further require that commissions paid to such an affiliated broker-dealer or Sub-Adviser by a Portfolio on exchange transactions not exceed "usual and customary brokerage commissions." The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Board of Directors has adopted procedures for evaluating the reasonableness of commissions paid to broker-dealers that are affiliated with the Sub-Advisers or to Sub-Advisers that are broker-dealers and will review these procedures periodically.


Research Services

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934 (the "1934 Act")) from broker-dealers which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the Sub-Advisers may receive brokerage and research services and other similar services from many broker-dealers with which they place the Fund's portfolio transactions and from third parties with which such broker-dealers have arrangements. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Sub-Advisers and/or their affiliates in advising various other clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fees paid by the Fund are not reduced because the Sub-Advisers and/or their affiliates may receive such services.

As permitted by Section 28(e) of the 1934 Act, a Sub-Adviser may cause a Portfolio to pay a broker-dealer which provides "brokerage and research services" as defined in the 1934 Act to the Sub-Adviser an amount of disclosed commission for effecting a securities transaction for the Portfolio in excess of the commission which another broker-dealer would have charged for effecting that transaction provided that the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised. A Sub-Adviser's authority to cause a Portfolio to pay any such greater commissions is also subject to such policies as the Adviser or the Directors may adopt from time to time.

Commissions Paid by the Portfolios. The following are the aggregate amounts of commissions paid by each of the Portfolios for brokerage for the fiscal year ended December 31, 2000.




Name of                           Commissions
Portfolio                          Paid
----------                        ------------
Intermediate Fixed Income           $  -
Mid Cap Equity                      $ 7,507
Money Market                        $  -
Global Fixed Income                 $  -
Large Cap Growth                    $ 7,684
Small Cap Equity                    $ 3,673




                           PROPOSAL 3: OTHER BUSINESS


The Directors do not know of any matters to be presented at the Meeting other than those set forth in this proxy statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

REQUIRED VOTE. Passage of Proposals 1.a., 1.b. and 2 require a vote of the "majority of the outstanding voting securities" of the Portfolio, as defined in the Investment Company Act, which shall mean the lesser of (i) 67% or more of the Shares of the Portfolio entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding Shares of the Portfolio are present in person or represented by proxy, or (ii) more than 50% of the outstanding Shares of the Portfolio.

SUBSTANTIAL SHAREHOLDERS. As of the Record Date, all of the Shares of the Fund were owned by Business Men's Assurance Company of America and its affiliates, Fidelity Security Life Insurance Company and their separate accounts. [As of the Record Date, the Officers and Directors of the Fund together owned Variable Contracts which represent less than 1% of the outstanding shares of the Fund.]

SHAREHOLDER PROPOSALS. The Fund does not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Fund at the address set forth on the cover of this proxy statement.

Proposals must be received in a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named, as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

PROMPT  EXECUTION  AND  RETURN  OF THE  ENCLOSED  VOTING  INSTRUCTIONS  CARD  IS
REQUESTED.  A  SELF-ADDRESSED,   POSTAGE-PAID  ENVELOPE  IS  ENCLOSED  FOR  YOUR
CONVENIENCE.

                                   By Order of the Board of Directors,



                                   Martin A. Cramer
                                   Secretary



August __, 2001
Kansas City, Missouri

                                                MARKED TO SHOW CHANGES FROM
                                                CURRENT SUB-ADVISORY AGREEMENT:
                                                DELETIONS IN BRACKETS; ADDITIONS
                                                UNDERLINED


                                   APPENDIX A

                             SUB-ADVISORY AGREEMENT


         This Agreement is made between, INVESTORS MARK ADVISORS, LLC, a Delaware limited liability company, having its principal place of business in Kansas City, Missouri (hereinafter referred to as the "Advisor"), [STANDISH, AYER & WOOD, INC., a Massachusetts corporation], STANDISH MELLON ASSET
MANAGEMENT                                     -------------------------

COMPANY LLC, a limited liability company, having its principal place of
----------------------------------------
business in Boston, Massachusetts, (hereinafter referred to as the "Sub-Advisor") and INVESTORS MARK SERIES FUND, INC., a Maryland corporation (hereinafter referred to as the "Fund").

     WHEREAS, the Fund, an open-end diversified management investment company, as that term is defined in the Investment Company Act of 1940, as amended (the "Act"), that is registered as such with the Securities and Exchange Commission, has appointed Advisor as investment advisor for and to the Intermediate Fixed Income Portfolio, Mid Cap Equity Portfolio and Money Market Portfolio, each being a sub-Fund of the Fund (referred to individually as a "Sub-Fund" and collectively as the "Sub-Funds"), pursuant to the terms of an investment advisory agreement effective July 15, 1997, between the Fund and Advisor ("Investment Advisory Agreement");

     WHEREAS, Sub-Advisor is engaged in the business of rendering investment management services; and

     WHEREAS,   Advisor  desires  to  retain   Sub-Advisor  to  provide  certain
investment management services for the Sub-Funds as more fully described below;

         NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Retention of Sub-Advisor. Advisor hereby retains Sub-Advisor to assist Advisor in its capacity as investment advisor for the Sub-Funds. Subject to the oversight and review of Advisor and the Board of Directors of the Fund, Sub-Advisor shall manage the investment and reinvestment of the assets of the Sub-Funds. Sub-Advisor will determine in its discretion, subject to the general oversight and review of Advisor, the investments to be purchased or sold, will provide Advisor with records concerning its activities which Advisor or the Fund is required to maintain and will render regular reports to Advisor and to officers and Directors of the Fund concerning its discharge of the foregoing responsibilities.

     Sub-Advisor, in its supervision of the investments of the Sub-Funds, will be guided by the Sub-Fund's investment objectives and policies and the provisions and restrictions contained in the Articles of Incorporation and Bylaws of the Fund and as set forth in the Registration Statement and exhibits as may be on file with the Securities and Exchange Commission, all as communicated in writing by Advisor to Sub-Advisor. Advisor hereby undertakes to provide Sub-Advisor with copies of such Articles of Incorporation and Bylaws and Registration Statement and exhibits as well as any amendments as the same become available from time to time.

     Sub-Advisor shall be deemed to be an independent contractor under this Agreement and, except as expressly provided herein or except as otherwise authorized, shall have no authority to act for or represent the Fund or any Sub-Fund in any way or otherwise be deemed an agent of the Fund or any Sub-Fund.

     The services furnished by Sub-Advisor hereunder are deemed not to be exclusive, and nothing in this Agreement shall: (a) prevent Sub-Advisor or any affiliated person (as defined in the Act) of Sub-Advisor from acting as investment advisor or manager for any other person or persons, including other management investment companies with investment objectives and policies the same as or similar to those of the Sub-Funds or any other portfolio or series of the Fund, or (b) limit or restrict Sub-Advisor or any such affiliated person from buying, selling or trading any securities or other investments (including any securities or other investments which the Sub-Funds are eligible to buy) for its or their own accounts or for the accounts of others for whom it or they may be acting. The Sub-Advisor shall have no responsibility for custody or safekeeping of assets, voting of proxies or giving consents, or taking similar actions with respect to any portfolio securities of the Sub-Funds.

2. Fee. Advisor shall pay to Sub-Advisor, for all services rendered to the Sub-Funds by Sub-Advisor hereunder, the sub-advisory fees set forth in Exhibit A attached hereto. During the term of this Agreement, Sub-Advisor will bear all expenses incurred by it in the performance of its duties hereunder, other than the cost of securities, commodities and other investments (including brokerage, transfer fees, custodian fees, underwriting, commissions, interest and other charges, if any) purchased or sold for the Sub-Funds.

3. Term. The term of this Agreement shall begin on the date of its execution and shall remain in effect for two years from that date and from year to year thereafter, subject to the provisions for termination and all of the other terms and conditions hereof, if such continuation is specifically approved at least annually in the manner required by the Act. This Agreement shall be submitted to the shareholders of the Fund and each Sub-Fund for approval and shall automatically terminate if not approved by a majority of the shares of the Sub-Fund.

4. Termination. This Agreement may be terminated at any time without the payment of any penalty: (a) by the Advisor on sixty (60) days written notice to the Sub-Advisor; (b) by the Fund either by a vote of a majority of the Board of Directors of the Fund or by a vote of the majority of the outstanding shares of beneficial interest of the Sub-Fund, in either case upon sixty (60) days written notice to the Sub-Advisor; or (c) by the Sub-Advisor on sixty (60) days written notice to the Advisor.

         This Agreement will terminate automatically in the event of the termination of the Investment Advisory Agreement.

         This Agreement shall automatically terminate in the event of its assignment. The Sub-Advisor may employ or contract with any other person, persons, corporation, or corporations at its own cost and expense as it shall determine in order to assist it in carrying out its obligations and duties under this Agreement.

5. Sub-Advisor's Representations. Sub-Advisor represents and warrants that each Sub-Fund will at all times be invested in such a manner as to ensure compliance with Section 817(h) of the Internal Revenue Code of 1986, as amended, and Treasury Regulations, Section 1.817.5, as they relate to the diversification requirements for variable annuity endowment, or life insurance contracts and any amendments or other modifications to such Section or Regulation. Sub-Advisor will be relieved of this obligation and shall be held harmless when direction from the Advisor or Directors causes non-compliance with the diversification requirements of Section 817(h) and/or Regulation Section 1.817-5. Sub-Advisor agrees to provide quarterly reports to Advisor, executed by a duly authorized officer of Sub-Advisor, within seven (7) business days of the close of each calendar quarter certifying as to compliance with said Section or Regulations. In addition to the quarterly reports, Advisor may request and Sub-Advisor agrees to provide Section 817 diversification compliance reports at more frequent intervals, as reasonably requested by Advisor.

6. Standard of Care and Indemnification. In the performance of its duties, the Sub Advisor will comply with the stated investment objectives, policies and restrictions of the Sub-Funds as set forth in the current Prospectus and Statement of Additional Information provided to Sub-Advisor and will in all material respects act in accordance with any applicable regulations of any governmental authority pertaining to its activities hereunder. The Sub-Advisor shall exercise its best judgment and shall act in good faith in rendering its services pursuant to this Agreement. The Sub-Advisor shall not be liable for any error of judgment or for any loss suffered by the Sub-Funds in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-Advisor against any liability to the Advisor, the Fund or to the shareholders of the Sub-Funds to which the Sub-Advisor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Advisor's reckless disregard of its obligations and duties under this Agreement.

     The Advisor shall indemnify and hold harmless the Sub-Advisor, its officers and directors and each person, if any, who controls the Sub-Advisor within the meaning of Section 15 of the Securities Act of 1933 ("1933 Act") (any and all such persons shall be referred to as an "Indemnified Party"), against loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any matter to which this Agreement relates.

     The Sub-Advisor shall indemnify and hold harmless the Advisor and each of its directors and officers and each person if any who controls the Advisor within the meaning of Section 15 of the 1933 Act, against any loss, liability, claim, damage or expense described in the foregoing indemnity, but only with respect to the Sub-Advisor's willful misfeasance, bad faith or gross negligence in the performance of its duties under the Sub-Advisory Agreement.

     However, in no case: (a) are these indemnifications deemed to protect any particular Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement; (b) is the Advisor or Sub-Advisor to be liable under this indemnity with respect to any claim made against any particular Indemnified Party unless such Indemnified Party shall have notified the Advisor or Sub-Advisor in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Advisor or Sub-Advisor or their controlling persons; or, (c) will either party be obligated to pay any amount in settlement unless that party shall have consented to such settlement, which consent shall not be unreasonably withheld.

7. Portfolio Transactions. Investment decisions for the Sub-Funds shall be made by Sub-Advisor independently from those for any other investment companies and accounts advised or managed by Sub-Advisor. The Sub-Funds and such investment companies and accounts may, however, invest in the same securities. When a purchase or sale of the same security is made at substantially the same time on behalf of the Sub-Fund and/or another investment company or account, the transaction may be averaged as to price, and available investments allocated as to amount, in a manner which Sub-Advisor believes to be equitable to the Sub-Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Sub-Fund or the size of the position obtained or sold by the Sub-Fund. To the extent permitted by law, Sub-Advisor may aggregate the securities to be sold or purchased for the Sub-Funds with those to be sold or purchased for other investment companies or accounts in order to obtain best execution if and when the Sub-Advisor, in its sole discretion believes it appropriate. The Fund and Advisor recognize that the Sub-Advisor may not always be able to take or liquidate investment positions in the same security at the same time at the same price for all its clients. The Fund and Advisor also recognize that the Sub-Advisor may at times cause clients to take positions which differ in the same investment.

     Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the accounts of the Sub-Funds with broker-dealers selected by the Sub-Advisor. In executing portfolio transactions and selecting broker-dealers, the Sub-Advisor will use its best efforts to seek best execution on behalf of the Sub-Funds. In assessing the best execution available for any transaction, the Sub-Advisor shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any (all for the specific transaction and on a continuing basis). In evaluating the best execution available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Advisor may also consider the brokerage and research services (as those terms are used in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Sub-Funds and/or other accounts over which the Sub-Advisor or an affiliate of the Sub-Advisor (to the extent permitted by law) exercises investment discretion. The Sub-Advisor is authorized to cause the Sub-Funds to pay a broker-dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Sub-Funds which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if, but only if, the Sub-Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed either in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised.

8. Amendment. This Agreement may be amended at any time by agreement of the parties, provided that the amendment shall be approved in the manner required by the Act.

9. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Missouri.


10. Registration as an Investment Adviser. Advisor and Sub-Advisor each hereby represents and warrants to the other that it is registered as an investment advisor under the Investment Advisers Act of 1940, that it will use its reasonable best efforts to maintain such registration, and that it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated.

         Witness the due execution hereof this [    day of         , 1997]
    day of         , 2001.
--------------------------


Attest:                            INVESTORS MARK ADVISORS, LLC


__________________________      By:______________________________________


Attest:                            [STANDISH, AYER & WOOD, INC.]
                                   STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
                                   --------------------------------------------



__________________________          By:______________________________________



Attest                                 INVESTORS MARK SERIES FUND, INC


__________________________          By:______________________________________

                                    Exhibit A
                                      Fees



Advisor will pay Sub-Advisor, as compensation for the Sub-Advisor's investment management services provided for each Sub-Fund, the annual fee (denominated in "basis points" which are one-hundredths of one percent) specified below. This fee will be: computed daily as specified below; determined in accordance with the Fund's "price make-up" sheet; and will be payable monthly in arrears within 15 days of the month end.



The daily fee will be calculated as follows:

                                   .01*(X/100)
                                ------------ *ADB
                                        Y

Where:

1.   X is thirty-five (35) for the Mid Cap Equity Sub-Fund;
     X is twenty (20) for the Intermediate Fixed Income Sub-Fund;
     X is fifteen (15) for the Money Market Sub-Fund;

2.   Y is 365, except in leap years when it is 366; and

3.   ADB is the average daily total net assets of the Sub-Fund.

This compensation will not be due or payable until the earlier of:

1. the expiration of 180 days from the date that the first insurance product is sold that results in funds being deposited in the Fund; or,

2.   the Sub-Fund achieves total assets of at least $20,000,000.00.




                                              MARKED TO SHOW CHANGES FROM
                                              CURRENT SUB-ADVISORY AGREEMENT:
                                              DELETIONS IN BRACKETS; ADDITIONS
                                              UNDERLINED




                                   APPENDIX B

                             SUB-ADVISORY AGREEMENT



     This Agreement is made between, INVESTORS MARK ADVISORS, LLC, a Delaware limited liability company, having its principal place of business in Kansas City, Missouri (hereinafter referred to as the "Advisor"), STANDISH INTERNATIONAL MANAGEMENT COMPANY, LLC, having its principal place of business in Boston, Massachusetts, (hereinafter referred to as the "Sub-Advisor") and INVESTORS MARK SERIES FUND, INC., a Maryland corporation (hereinafter referred to as the "Fund").

     WHEREAS, the Fund, an open-end diversified management investment company, as that term is defined in the Investment Company Act of 1940, as amended (the "Act"), that is registered as such with the Securities and Exchange Commission, has appointed Advisor as investment advisor for and to the Global Fixed Income Portfolio, a sub-Fund of the Fund (referred to as the "Sub-Fund"), pursuant to the terms of an investment advisory agreement effective July 15, 1997 between the Fund and Advisor ("Investment Advisory Agreement");

     WHEREAS, Sub-Advisor is engaged in the business of rendering investment management services; and

     WHEREAS,   Advisor  desires  to  retain   Sub-Advisor  to  provide  certain
investment management services for the Sub-Fund as more fully described below;

     NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Retention of Sub-Advisor. Advisor hereby retains Sub-Advisor to assist Advisor in its capacity as investment advisor for the Sub-Fund. Subject to the oversight and review of Advisor and the Board of Directors of the Fund, Sub-Advisor shall manage the investment and reinvestment of the assets of the Sub-Fund. Sub-Advisor will determine in its discretion, subject to the general oversight and review of Advisor, the investments to be purchased or sold, will provide Advisor with records concerning its activities which Advisor or the Fund is required to maintain and will render regular reports to Advisor and to officers and Directors of the Fund concerning its discharge of the foregoing responsibilities.

     Sub-Advisor, in its supervision of the investments of the Sub-Fund, will be guided by the Sub-Fund's investment objectives and policies and the provisions and restrictions contained in the Articles of Incorporation and Bylaws of the Fund and as set forth in the Registration Statement and exhibits as may be on file with the Securities and Exchange Commission, all as communicated in writing by Advisor to Sub-Advisor. Advisor hereby undertakes to provide Sub-Advisor with copies of such Articles of Incorporation and Bylaws and Registration Statement and exhibits as well as any amendments as the same become available from time to time.

     Sub-Advisor shall be deemed to be an independent contractor under this Agreement and, except as expressly provided herein or except as otherwise authorized, shall have no authority to act for or represent the Fund or the Sub-Fund in any way or otherwise be deemed an agent of the Fund or the Sub-Fund.

     The services furnished by Sub-Advisor hereunder are deemed not to be exclusive, and nothing in this Agreement shall: (a) prevent Sub-Advisor or any affiliated person (as defined in the Act) of Sub-Advisor from acting as investment advisor or manager for any other person or persons, including other management investment companies with investment objectives and policies the same as or similar to those of the Sub-Fund or any other portfolio or series of the Fund, or (b) limit or restrict Sub-Advisor or any such affiliated person from buying, selling or trading any securities or other investments (including any securities or other investments which the Sub-Fund is eligible to buy) for its or their own accounts or for the accounts of others for whom it or they may be acting. The Sub-Advisor shall have no responsibility for custody or safekeeping of assets, voting of proxies or giving consents, or taking similar actions with respect to any portfolio securities of the Sub-Fund.

2. Fee. Advisor shall pay to Sub-Advisor, for all services rendered to the Sub-Fund by Sub-Advisor hereunder, the sub-advisory fees set forth in Exhibit A attached hereto. During the term of this Agreement, Sub-Advisor will bear all expenses incurred by it in the performance of its duties hereunder, other than the cost of securities, commodities and other investments (including brokerage, transfer fees, custodian fees, underwriting, commissions, interest and other charges, if any) purchased or sold for the Sub-Fund.

3. Term. The term of this Agreement shall begin on the date of its execution and shall remain in effect for two years from that date and from year to year thereafter, subject to the provisions for termination and all of the other terms and conditions hereof, if such continuation is specifically approved at least annually in the manner required by the Act. This Agreement shall be submitted to the shareholders of the Fund and each Sub-Fund for approval and shall automatically terminate if not approved by a majority of the shares of the Sub-Fund.

4. Termination. This Agreement may be terminated at any time without the payment of any penalty: (a) by the Advisor on sixty (60) days written notice to the Sub-Advisor; (b) by the Fund either by a vote of a majority of the Board of Directors of the Fund or by a vote of the majority of the outstanding shares of beneficial interest of the Sub-Fund, in either case upon sixty (60) days written notice to the Sub-Advisor; or (c) by the Sub-Advisor on sixty (60) days written notice to the Advisor.

     This Agreement will terminate automatically in the event of the termination of the Investment Advisory Agreement.

     This  Agreement  shall   automatically   terminate  in  the  event  of  its
assignment. The Sub-Advisor may employ or contract with any other person, persons, corporation, or corporations at its own cost and expense as it shall determine in order to assist it in carrying out its obligations and duties under this Agreement.

5. Sub-Advisor's Representations. Sub-Advisor represents and warrants that each Sub-Fund will at all times be invested in such a manner as to ensure compliance with Section 817(h) of the Internal Revenue Code of 1986, as amended, and Treasury Regulations, Section 1.817.5, as they relate to the diversification requirements for variable annuity endowment, or life insurance contracts and any amendments or other modifications to such Section or Regulation. Sub-Advisor will be relieved of this obligation and shall be held harmless when direction from the Advisor or Directors causes non-compliance with the diversification requirements of Section 817(h) and/or Regulation Section 1.817-5. Sub-Advisor agrees to provide quarterly reports to Advisor, executed by a duly authorized officer of Sub-Advisor, within seven (7) business days of the close of each calendar quarter certifying as to compliance with said Section or Regulations. In addition to the quarterly reports, Advisor may request and Sub-Advisor agrees to provide Section 817 diversification compliance reports at more frequent intervals, as reasonably requested by Advisor.

6. Standard of Care and Indemnification. In the performance of its duties, the Sub-Advisor will comply with the stated investment objectives, policies and restrictions of the Sub-Fund as set forth in the current Prospectus and Statement of Additional Information provided to Sub-Advisor and will in all material respects act in accordance with any applicable regulations of any governmental authority pertaining to its activities hereunder. The Sub-Advisor shall exercise its best judgment and shall act in good faith in rendering its services pursuant to this Agreement. The Sub-Advisor shall not be liable for any error of judgment or for any loss suffered by the Sub-Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-Advisor against any liability to the Advisor, the Fund or to the shareholders of the Sub-Fund to which the Sub-Advisor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Advisor's reckless disregard of its obligations and duties under this Agreement.

     The Advisor shall indemnify and hold harmless the Sub-Advisor, its officers and directors and each person, if any, who controls the Sub-Advisor within the meaning of Section 15 of the Securities Act of 1933 ("1933 Act") (any and all such persons shall be referred to as an "Indemnified Party"), against loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any matter to which this Agreement relates.

     The Sub-Advisor shall indemnify and hold harmless the Advisor and each of its directors and officers and each person if any who controls the Advisor within the meaning of Section 15 of the 1933 Act, against any loss, liability, claim, damage or expense described in the foregoing indemnity, but only with respect to the Sub-Advisor's willful misfeasance, bad faith or gross negligence in the performance of its duties under the Sub-Advisory Agreement.

     However, in no case: (a) are these indemnifications deemed to protect any particular Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement; (b) is the Advisor or Sub-Advisor to be liable under this indemnity with respect to any claim made against any particular Indemnified Party unless such Indemnified Party shall have notified the Advisor or Sub-Advisor in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Advisor or Sub-Advisor or their controlling persons; or, (c) will either party be obligated to pay any amount in settlement unless that party shall have consented to such settlement, which consent shall not be unreasonably withheld.

7. Portfolio Transactions. Investment decisions for the Sub-Fund shall be made by Sub-Advisor independently from those for any other investment companies and accounts advised or managed by Sub-Advisor. The Sub-Fund and such investment companies and accounts may, however, invest in the same securities. When a purchase or sale of the same security is made at substantially the same time on behalf of the Sub-Fund and/or another investment company or account, the transaction may be averaged as to price, and available investments allocated as to amount, in a manner which Sub-Advisor believes to be equitable to the Sub-Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Sub-Fund or the size of the position obtained or sold by the Sub-Fund. To the extent permitted by law, Sub-Advisor may aggregate the securities to be sold or purchased for the Sub-Fund with those to be sold or purchased for other investment companies or accounts in order to obtain best execution if and when the Sub-Advisor, in its sole discretion believes it appropriate. The Fund and Advisor recognize that the Sub-Advisor may not always be able to take or liquidate investment positions in the same security at the same time at the same price for all its clients. The Fund and Advisor also recognize that the Sub-Advisor may at times cause clients to take positions which differ in the same investment.

     Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the accounts of the Sub-Fund with broker-dealers selected by the Sub-Advisor. In executing portfolio transactions and selecting broker-dealers, the Sub-Advisor will use its best efforts to seek best execution on behalf of the Sub-Fund. In assessing the best execution available for any transaction, the Sub-Advisor shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any (all for the specific transaction and on a continuing basis). In evaluating the best execution available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Advisor may also consider the brokerage and research services (as those terms are used in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Sub-Fund and/or other accounts over which the Sub-Advisor or an affiliate of the Sub-Advisor (to the extent permitted by law) exercises investment discretion. The Sub-Advisor is authorized to cause the Sub-Fund to pay a broker-dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Sub-Fund which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if, but only if, the Sub-Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed either in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised.

8. Amendment. This Agreement may be amended at any time by agreement of the parties, provided that the amendment shall be approved in the manner required by the Act.

9. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Missouri.

10. Registration as an Investment Adviser. Advisor and Sub-Advisor each hereby represents and warrants to the other that it is registered as an investment advisor under the Investment Advisers Act of 1940, that it will use its reasonable best efforts to maintain such registration, and that it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated.

         Witness the due execution hereof this [ _____ day of ________________, 1997] _____ day of ___________, 2001.
     ---------------------------------


Attest:                                INVESTORS MARK ADVISORS, LLC


__________________________          By:______________________________________


Attest:                                STANDISH INTERNATIONAL MANAGEMENT
                                       COMPANY, LLC


__________________________          By:______________________________________



Attest                                 INVESTORS MARK SERIES FUND, INC


__________________________          By:______________________________________

                                    Exhibit A
                                      Fees



Advisor will pay Sub-Advisor, as compensation for the Sub-Advisor's investment management services provided for each Sub-Fund, the annual fee (denominated in "basis points" which are one-hundredths of one percent) specified below. This fee will be: computed daily as shown below; determined in accordance with the Fund's "price make-up" sheet; and will be payable monthly in arrears within 15 days of the month end.


The daily fee will be calculated as follows:

                                   .01*(X/100)
                                ------------ *ADB
                                        Y

Where:

1.   X is thirty-five (35) for the Global Fixed Income Sub-Fund;

2.   Y is 365, except in leap years when it is 366; and

3.   ADB is the average daily total net assets of the Sub-Fund.

This compensation will not be due or payable until the earlier of:

1. the expiration of 180 days from the date that the first insurance product is sold that results in funds being deposited in the Fund; or,

2.   the Sub-Fund achieves total assets of at least $20,000,000.00.



                                               MARKED TO SHOW CHANGES FROM
                                               CURRENT SUB-ADVISORY AGREEMENT:
                                               DELETIONS IN BRACKETS; ADDITIONS
                                               UNDERLINED


                                   APPENDIX C


                             SUB-ADVISORY AGREEMENT

     This Agreement is made between, INVESTORS MARK ADVISORS, LLC, a Delaware limited liability company, having its principal place of business in Kansas City, Missouri (hereinafter referred to as the "Advisor"), STEIN ROE & FARNHAM INCORPORATED, a corporation, having its principal place of business in Chicago, Illinois (hereinafter referred to as the "Sub-Advisor") and INVESTORS MARK SERIES FUND, INC., a Maryland corporation (hereinafter referred to as the "Fund").

     WHEREAS, the Fund, an open-end diversified management investment company, as that term is defined in the Investment Company Act of 1940, as amended (the "Act"), that is registered as such with the Securities and Exchange Commission, has appointed Advisor as investment advisor for and to the Small Cap Equity Portfolio and Large Cap Growth Portfolio, each being a sub-Fund of the Fund (referred to individually as a "Sub-Fund" and collectively as the "Sub-Funds"), pursuant to the terms of an investment advisory agreement effective July 15, 1997 between the Fund and Advisor ("Investment Advisory Agreement");

     WHEREAS, Sub-Advisor is engaged in the business of rendering investment management services; and

     WHEREAS,   Advisor  desires  to  retain   Sub-Advisor  to  provide  certain
investment management services for the Sub-Funds as more fully described below;

     NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Retention of Sub-Advisor. Advisor hereby retains Sub-Advisor to assist Advisor in its capacity as investment advisor for the Sub-Funds. Subject to the oversight and review of Advisor and the Board of Directors of the Fund, Sub-Advisor shall manage the investment and reinvestment of the assets of the Sub-Funds. Sub-Advisor will determine in its discretion, subject to the general oversight and review of Advisor, the investments to be purchased or sold, will provide Advisor with records concerning its activities which Advisor or the Fund is required to maintain and will render regular reports to Advisor and to officers and Directors of the Fund concerning its discharge of the foregoing responsibilities.

     Sub-Advisor, in its supervision of the investments of the Sub-Funds, will be guided by the Sub-Fund's investment objectives and policies and the provisions and restrictions contained in the Articles of Incorporation and Bylaws of the Fund and as set forth in the Registration Statement and exhibits as may be on file with the Securities and Exchange Commission, all as communicated by Advisor to Sub-Advisor. Advisor hereby undertakes to provide Sub-Advisor with copies of such Articles of Incorporation and Bylaws and Registration Statement and exhibits as well as any amendments as the same become available from time to time.

     Sub-Advisor shall be deemed to be an independent contractor under this Agreement and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund or any Sub-Fund in any way or otherwise be deemed an agent of the Fund or any Sub-Fund.

     The services furnished by Sub-Advisor hereunder are deemed not to be exclusive, and nothing in this Agreement shall: (a) prevent Sub-Advisor or any affiliated person (as defined in the Act) of Sub-Advisor from acting as investment advisor or manager for any other person or persons, including other management investment companies with investment objectives and policies the same as or similar to those of the Sub-Funds, or (b) limit or restrict Sub-Advisor or any such affiliated person from buying, selling or trading any securities or other investments (including any securities or other investments which the Sub-Funds are eligible to buy) for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that Sub-Advisor agrees that it will not undertake any activities which, in its reasonable judgment, will adversely affect the performance of its obligations to the Sub-Funds under this Agreement and provided that all such activities are in conformity with all applicable provisions of the Fund's Registration Statement.

2. Fee. Advisor shall pay to Sub-Advisor, for all services rendered to the Sub-Funds by Sub-Advisor hereunder, the sub-advisory fees set forth in Exhibit A attached hereto. During the term of this Agreement, Sub-Advisor will bear all expenses incurred by it in the performance of its duties hereunder, other than the cost of securities, commodities and other investments (including brokerage, commissions, and other charges, if any) purchased for the Sub-Funds.

3. Term. The term of this Agreement shall begin on the date of its execution and shall remain in effect for two years from that date and from year to year thereafter, subject to the provisions for termination and all of the other terms and conditions hereof, if such continuation is specifically approved at least annually in the manner required by the Act. This Agreement shall be submitted to the shareholders of the Fund and each Sub-Fund for approval and shall automatically terminate if not approved by a majority of the shares of the Sub-Fund.

4. Termination. This Agreement may be terminated at any time without the payment of any penalty, by the Advisor on sixty (60) days written notice to the Sub-Advisor, by a majority of the Board of Directors of the Fund, by a vote of the majority of the outstanding shares of beneficial interest of any Sub-Fund or by the Sub-Advisor on sixty (60) days written notice to the Advisor.

     This Agreement will terminate automatically in the event of the termination of the Investment Advisory Agreement.

     This  Agreement  shall   automatically   terminate  in  the  event  of  its
assignment. The Sub-Advisor may employ or contract with any other person, persons, corporation, or corporations at its own cost and expense as it shall determine in order to assist it in carrying out its obligations and duties under this Agreement.

5. Sub-Advisor's Representations. Sub-Advisor represents and warrants that each Sub-Fund will at all times be invested in such a manner as to ensure compliance with Section 817(h) of the Internal Revenue Code of 1986, as amended, and Treasury Regulations, Section 1.817.5, relating to the diversification requirements for variable annuity endowment, or life insurance contracts and any amendments or other modifications to such Section or Regulation. Sub-Advisor will be relieved of this obligation and shall be held harmless when direction from the Advisor or Directors causes non-compliance with Section 817(h) and/or Regulation Section 1.817-5. Sub-Advisor agrees to provide quarterly reports to Advisor, executed by a duly authorized officer of Sub-Advisor, within seven (7) business days of the close of each calendar quarter certifying as to compliance with said Section or Regulations. In addition to the quarterly reports, Advisor may request and Sub-Advisor agrees to provide Section 817 diversification compliance reports at more frequent intervals, as reasonably requested by Advisor.

6. Standard of Care and Indemnification. In the performance of its duties, the Sub Advisor will comply with the stated investment objectives, policies and restrictions of the Sub-Funds as set forth in the Prospectus and Statement of Additional Information provided to Sub-Advisor and will in all material respects act in accordance with any applicable regulations of any governmental authority pertaining to its activities hereunder. The Sub-Advisor shall exercise its best judgment and shall act in good faith in rendering its services pursuant to this Agreement. The Sub-Advisor shall not be liable for any error of judgment or for any loss suffered by the Sub-Funds in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-Advisor against any liability to the Advisor, the Fund or to the shareholders of the Sub-Funds to which the Sub-Advisor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Advisor's reckless disregard of its obligations and duties under this Agreement.

     The Advisor shall indemnify and hold harmless the Sub-Advisor, its officers and directors and each person, if any, who controls the Sub-Advisor within the meaning of Section 15 of the Securities Act of 1933 ("1933 Act") (any and all such persons shall be referred to as an "Indemnified Party"), against loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any matter to which this Agreement relates.

     The Sub-Advisor shall indemnify and hold harmless the Advisor and each of its directors and officers and each person if any who controls the Advisor within the meaning of Section 15 of the 1933 Act, against any loss, liability, claim, damage or expense described in the foregoing indemnity, but only with respect to the Sub-Advisor's willful misfeasance, bad faith or gross negligence in the performance of its duties under the Sub-Advisory Agreement. In case any action shall be brought against the Advisor or any person so indemnified, in respect of which indemnity may be sought against Sub-Advisor, the Sub-Advisor shall have the rights and duties given to the Advisor, and the Advisor and each person so indemnified shall have the rights and duties given to the Sub-Advisor by the provisions of subsections
     (a) and (b) of this section.

     However, in no case (a) are these indemnifications deemed to protect any particular Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement or (b) is the Advisor or Sub-Advisor to be liable under this indemnity with respect to any claim made against any particular Indemnified Party unless such Indemnified Party shall have notified the Advisor or Sub-Advisor in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Advisor or Sub-Advisor or their controlling persons.

7. Portfolio Transactions. Investment decisions for the Sub-Funds shall be made by Sub-Advisor independently from those for any other investment companies and accounts advised or managed by Sub-Advisor. The Sub-Funds and such investment companies and accounts may, however, invest in the same securities. When a purchase or sale of the same security is made at substantially the same time on behalf of the Sub-Fund and/or another investment company or account, the transaction may be averaged as to price, and available investments allocated as to amount, in a manner which Sub-Advisor believes to be equitable to the Sub-Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Sub-Fund or the size of the position obtained or sold by the Sub-Fund. To the extent permitted by law, Sub-Advisor may aggregate the securities to be sold or purchased for the Sub-Funds with those to be sold or purchased for other investment companies or accounts in order to obtain best execution.

     Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the accounts of the Sub-Funds with broker-dealers selected by the Sub-Advisor. In executing portfolio transactions and selecting broker-dealers, the Sub-Advisor will use its best efforts to seek best execution on behalf of the Sub-Funds. In assessing the best execution available for any transaction, the Sub-Advisor shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any (all for the specific transaction and on a continuing basis). In evaluating the best execution available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Advisor may also consider the brokerage and research services (as those terms are used in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Sub-Funds and/or other accounts over which the Sub-Advisor or an affiliate of the Sub-Advisor (to the extent permitted by law) exercises investment discretion. The Sub-Advisor is authorized to cause the Sub-Funds to pay a broker-dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Sub-Funds which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if, but only if, the Sub-Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised.

8. Amendment. This Agreement may be amended at any time by agreement of the parties, provided that the amendment shall be approved in the manner required by the Act.

9. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Missouri.

10. Registration as an Investment Adviser. Advisor and Sub-Advisor each hereby acknowledges that it is registered as an investment advisor under the Investment Advisers Act of 1940, that it will use its reasonable best efforts to maintain such registration, and that it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated.

         Witness the due execution hereof this [ _____ day of ________________, 1997] _____ day of ____________, 2001.
      --------------------------------

Attest:                                INVESTORS MARK ADVISORS, LLC


__________________________          By:______________________________________


Attest:                                 STEIN ROE & FARNHAM INCORPORATED


__________________________          By:______________________________________



Attest                                 INVESTORS MARK SERIES FUND, INC


__________________________          By:______________________________________

                                    Exhibit A
                                      Fees



Advisor will pay Sub-Advisor, as compensation for the Sub-Advisor's investment management services provided for each Sub-Fund, the annual fee (denominated in "basis points" which are one-hundredths of one percent) specified below. This fee will be: computed daily as specified below; determined in accordance with the Fund's "price make-up" sheet; payable monthly or at such other interval as may be agreed to by the parties.



The daily fee will be calculated as follows:




                                   .01*(X/100)
                                ------------ *ADB
                                        Y

Where:

1.   X is 55 for the Small Cap Equity Sub-Fund;
     X is 45 for the Large Cap Growth Sub-Fund;

2.   Y is 365, except in leap years when it is 366; and

3.   ADB is the average daily total net assets of the Sub-Fund.

This compensation will not be due or payable until either:

1. the expiration of 180 days from the date that the first insurance product is sold that results in funds being deposited in the Fund; or,

2.   the Sub-Fund achieves a daily balance of at least $20,000,000.00.





                                   APPENDIX D

                        INFORMATION ABOUT STANDISH-MELLON

The principal executive offices of Standish-Mellon will remain at One Financial Center, Boston, Massachusetts 02111. Standish-Mellon, the newly created subsidiary, will be registered as an investment adviser under the Investment Advisers Act of 1940.

Standish-Mellon, as a limited liability company, will not have a board of directors as does Standish. Instead, Standish-Mellon will have an Office of the Chairman which will serve the same function as the board of directors of Standish. The Office of the Chairman will initially be comprised of the following four members: Edward H. Ladd as Chairman, and Richard S. Wood, Thomas
P. Sorbo and Scott Powers as Vice Chairmen. Each of the members of the Office of the Chairman will be the principal executive officers of Standish-Mellon. The address of each of these persons will be One Financial Center, Boston, MA 02111. The principal occupation of each of these persons after the consummation of the Transaction will be as an employee of Standish- Mellon.



                        OTHER INVESTMENT COMPANY CLIENTS

The charts below set forth the asset size as of ___________, 200__ and fee rate of each open-end investment company or portfolio thereof which Standish advises or sub-advises that has a similar investment methodology to the Portfolio listed.



PORTFOLIO:  INTERMEDIATE FIXED INCOME PORTFOLIO


                                                                         Fee Rate
Similar Funds               Asset Size                       Advisory Fee        Sub-Advisory Fee

1.

2.

3.


PORTFOLIO:  MID CAP EQUITY PORTFOLIO



                                                                         Fee Rate
Similar Funds               Asset Size                       Advisory Fee        Sub-Advisory Fee

1.

2.

3.



PORTFOLIO: MONEY MARKET PORTFOLIO
                                                                         Fee Rate
Similar Funds               Asset Size                       Advisory Fee        Sub-Advisory Fee

1.

2.

3.



                                   APPENDIX E

                             INFORMATION ABOUT SIMCO

The address of SIMCO is One Financial Center, Boston, Massachusetts 02111. SIMCO is registered as an investment adviser under the Investment Advisers Act of 1940.

SIMCO's principal executive officer and general partners, their addresses and principal occupations are shown below.

NAME AND ADDRESS                POSITION AND PRINCIPAL OCCUPATION
------------------              ---------------------------------

George W. Noyes                 Director and Chairman, SIMCO
[address]


Ralph Stewart Tate              Director and President, SIMCO
[address]


Howard Bruce Rubin              Director, Executive Vice President, Treasurer
[address]                       and Secretary, SIMCO


Richard Sands Wood              Director and Executive Vice President, SIMCO
[address]


Edward Homer Ladd               Director, SIMCO; [principal occupation]
[address]


Dolores Driscoll                Director, SIMCO; [principal occupation]
[address]


David Herdman Cameron           Director, SIMCO; [principal occupation]
[address]


Thomas Peter Sorbo              Director, SIMCO; [principal occupation]
[address]



                        OTHER INVESTMENT COMPANY CLIENTS

The charts below set forth the asset size as of ___________, 200__ and fee rate of each open-end investment company or portfolio thereof which SIMCO advises or sub-advises that has a similar investment methodology to the Portfolio listed.



PORTFOLIO: GLOBAL FIXED INCOME PORTFOLIO


                                                                         Fee Rate
Similar Funds               Asset Size                       Advisory Fee        Sub-Advisory Fee

1.

2.

3.


                                APPENDIX F

                           INFORMATION ABOUT STEIN ROE

The address of Stein Roe is One South Wacker Drive, Chicago, Illinois 60606. Stein Roe is registered as an investment adviser under the Investment Advisers Act of 1940.

Stein Roe's principal executive officer and directors, their addresses and principal occupations are shown below.

NAME AND ADDRESS                 POSITION AND PRINCIPAL OCCUPATION
------------------               ---------------------------------
Stephen E. Gibson                Director and Principal Executive Officer, Stein Roe;
One Financial Center             President and Chief Executive Officer, Colonial
Boston, MA 02111                 Management Associates, Inc., an indirect subsidiary
                                 of Liberty Financial Companies, Inc.

J. Andrew Hilbert                Director, Stein Roe; Chief Financial Officer,
600 Atlantic Avenue              Liberty Financial Companies, Inc.
Federal Reserve Plaza
Boston, MA 02210

C. Allen Merritt, Jr.            Director, Stein Roe; Chief of Staff of Liberty
600 Atlantic Avenue              Financial Companies, Inc.
Federal Reserve Plaza
Boston, MA 02210

Joseph R. Palombo                Director and ____________________, Stein Roe;
One Financial Center             Executive Vice President, Colonial Management
Boston, MA 02111                 Associates, Inc.



[LIST NAME, ADDRESS AND PRINCIPAL OCCUPATION OF WILLIAM J. BALLOU, KEVIN M. CAROME
AND KEVIN S. JACOBS IF A DIRECTOR OF STEIN ROE]
                         --------


                        OTHER INVESTMENT COMPANY CLIENTS

The charts below set forth the asset size as of ___________, 200__ and fee rate of each open-end investment company or portfolio thereof which Stein Roe advises or sub-advises that has a similar investment methodology to the Portfolio listed.




PORTFOLIO: LARGE CAP GROWTH PORTFOLIO

                                                                         Fee Rate
Similar Funds               Asset Size                       Advisory Fee        Sub-Advisory Fee

1.

2.

3.





PORTFOLIO: SMALL CAP EQUITY PORTFOLIO

                                                                         Fee Rate
Similar Funds               Asset Size                       Advisory Fee        Sub-Advisory Fee

1.

2.

3.



                                      PROXY
                              __________ PORTFOLIO
                                       OF
                           INVESTORS MARK SERIES FUND, INC.
                         SPECIAL MEETING OF SHAREHOLDERS

                               SEPTEMBER 28, 2001



KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the Portfolio of Investors Mark Series Fund, Inc. ("Fund"), hereby appoints ______________, or any one of them true and lawful attorneys, with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Fund to be held at the offices of Business Men's Assurance Company of America, 700 Karnes Boulevard, Kansas City, Missouri 64108, on September 28, 2001, at 10:00 a.m., local time, and at any adjournment thereof ("Meeting"), as follows:

1.a. INTERMEDIATE FIXED INCOME PORTFOLIO, MID CAP EQUITY PORTFOLIO AND MONEY
     MARKET PORTFOLIO:


     To approve a proposed new Sub-Advisory Agreement among Standish Mellon Asset Management Company LLC (formerly, Standish, Ayer & Wood, Inc.), Investors Mark Advisors, LLC and Investors Mark Series Fund, Inc.



      FOR (            )  AGAINST (            )  ABSTAIN (           )


1.b. GLOBAL FIXED INCOME PORTFOLIO:

     To approve a proposed new Sub-Advisory Agreement among Standish International Management Company, LLC, Investors Mark Advisors, LLC and Investors Mark Series Fund, Inc.



      FOR (            )  AGAINST (            )  ABSTAIN (           )


2.   LARGE CAP GROWTH PORTFOLIO AND SMALL CAP EQUITY PORTFOLIO:

     To approve a proposed new Sub-Advisory Agreement among Stein Roe & Farnham Incorporated, Investors Mark Advisors, LLC and Investors Mark Series Fund, Inc.



     FOR (            )  AGAINST (            )  ABSTAIN (           )




     Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.


                           Dated:  ____________________, 2001


                           [name of life insurance company]

                           ---------------------------------------------------
                            Name of Insurance Company


                           ---------------------------------------------------
                           Name and Title of Authorized Officer



                           ---------------------------------------------------
                         Signature of Authorized Officer


________________ PORTFOLIO

Name(s) of Separate Account(s)
of the Insurance Company
Owning Shares in this Portfolio:

______ SEPARATE ACCOUNT





----------------------------------
-----------------------------
----------------------------------

TOTAL SHARES OF THIS PORTFOLIO
OWNED AND BEING VOTED BY THE
INSURANCE COMPANY:




___________ Portfolio ("Portfolio")


           INSTRUCTIONS TO BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                   FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
                        INVESTORS MARK SERIES FUND, INC.
                        TO BE HELD ON SEPTEMBER 28, 2001
                       INSTRUCTIONS SOLICITED ON BEHALF OF
                   BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA


The undersigned hereby instructs Business Men's Assurance Company of America (the "Company") to vote all shares of the above-referenced Portfolio of Investors Mark Series Fund, Inc. (the "Fund") represented by units held by the undersigned at a special meeting of shareholders of the Fund to be held at 10:00 a.m., local time, on September 28, 2001, at the offices of Business Men's Assurance Company of America, 700 Karnes Boulevard, Kansas City, Missouri 64108, and at any adjournment thereof, as indicated on the reverse side.



NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS FORM. When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name and title. Joint owners should each sign this proxy. Please sign, date and return.




                              Dated:______________________________________, 2001



                              --------------------------------------------------
                                                  Signature(s)



INSTRUCTIONS SOLICITED ON BEHALF OF BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA WILL VOTE SHARES HELD ON BEHALF OF THE CONTRACT OWNER AS INDICATED BELOW OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

IF THIS INSTRUCTION CARD IS SIGNED AND RETURNED AND NO SPECIFICATION IS MADE, THE COMPANY SHALL VOTE FOR ALL PROPOSALS. IF THIS INSTRUCTION CARD IS NOT RETURNED OR IS RETURNED UNSIGNED, THE COMPANY SHALL VOTE THE SHARES IN THE SAME PROPORTION AS IT VOTES THE SHARES FOR WHICH IT HAS RECEIVED INSTRUCTIONS. IF OTHER BUSINESS SHOULD PROPERLY COME BEFORE THE MEETING, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED IN THE ACCOMPANYING PROXY.

Please vote by filling in the box below.


                                                                                FOR       AGAINST        ABSTAIN
                                                                                ----      -------        --------



1.a. INTERMEDIATE FIXED INCOME PORTFOLIO, MID
     CAP EQUITY PORTFOLIO AND MONEY MARKET
     PORTFOLIO:


     To approve a proposed new Sub-Advisory Agreement among Standish Mellon
     Asset Management Company LLC (formerly, Standish, Ayer & Wood, Inc.),
     Investors Mark Advisors, LLC and Investors Mark Series Fund, Inc.


1.b. GLOBAL FIXED INCOME PORTFOLIO:

     To approve a proposed new Sub-Advisory Agreement among Standish
     International Management Company, LLC, Investors Mark Advisors, LLC and
     Investors Mark Series Fund, Inc.


2.   LARGE CAP GROWTH PORTFOLIO AND SMALL
     CAP EQUITY PORTFOLIO:

     To approve a proposed new Sub-Advisory Agreement among Stein Roe & Farnham
     Incorporated, Investors Mark Advisors, LLC and Investors Mark Series Fund,
     Inc.






                    IMPORTANT: Please sign on the reverse side.